                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

      Date of Report (Date of earliest event reported): OCTOBER 23, 1996.
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                               IRT INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


    FLORIDA                         0-15347                       59-2720096
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(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


          2400 E. LAS OLAS BLVD., SUITE 128, FT. LAUDERDALE, FL 33301
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              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (954) 525-8815.
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                                     N/A
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         (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                 On October 23, 1996, Mr. Joel S. Baum, C.P.A., was replaced as principal accountant to audit the financial statements for the Registrant.

                 The Registrant has retained Dohan and Company, Certified Public Accountants, P.A. on October 23, 1996 to act as principal accountant to audit financial statements for the Registrant.


                 (i).  The former accountant was replaced on October 23, 1996.

                 (ii). Said principal accountant's report on the financial statements for either of the past two years did not contain an adverse opinion of disclaimer or opinion nor was the same qualified or modified as to uncertainty audit scope, or accounting principals.

                 (iii)(B). The decision to change accountants was recommended and approved by the Board of Directors of the Registrant on October 23, 1996.

                 (iv). During the Registrant's two most recent fiscal years proceeding the replacement, there were no disagreements between the former accountant and the Registrant on any matter of accounting principals or practices, financial statements disclosure, or auditing scope or procedure.

         (2) A new independent accountant has been engaged as the principal accountant to audit the Registrant's financial statements.
                 The newly engaged accountant is the firm of Dohan and Company, C.P.A., P.A. and was retained as of October 23, 1996.

         (3) The former accountant's letter is enclosed as Exhibit A, or is being filed independently.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       IRT INDUSTRIES, INC. ("Registrant")

                                       By: /s/ Richard Rossi
                                          ------------------------------------
                                            Richard Rossi

                                       Its:      President
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                                       Date: October 23, 1996
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                                  EXHIBIT INDEX





23.1  Consent of Joel S. Baum